EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements: Registration Statement No. 33-80943; Registration
Statement  No.  33-80941;  Registration  Statement  No.  33-80801;  Registration
Statement No. 333-06561; Registration Statement No. 333-06567; Registration Statement No. 333-58099 and Registration Statement No. 333-58105.




ARTHUR ANDERSEN LLP
Washington, D.C.
March 30, 1999

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